Exhibit 99.1

CRESCERA CAPITAL ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENT

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of November 23, 2021	F-3

Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Crescera Capital Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Crescera Capital Acquisition Corp. (the “Company”) as of November 23, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of November 23, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2021.

Boston, MA

December 6, 2021

CRESCERA CAPITAL ACQUISITION CORP.

BALANCE SHEET

NOVEMBER 23, 2021

ASSETS
Current assets:
Cash and cash equivalents	$2,100,000
Prepaid expenses	304,060
Total current assets	2,404,060
Cash held in trust account	205,275,000
Prepaid expenses – non current	288,530
Total assets	$207,967,590

LIABILITIES, COMMON STOCK SUBJECT TO POSSIBLE REDEMPTION, AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$616,261
Promissory note payable – related party	184,879
Accrued expenses	470,431
Total current liabilities	1,271,571
Deferred underwriting fees payable	7,043,750
Derivative warrant liability	16,129,750
Total liabilities	24,445,071

Commitments and Contingencies (Note 5)

Class A ordinary shares $0.0001 par value, subject to possible redemption, 20,125,000 shares at $10.20 per share	205,275,000

Shareholders' Deficit:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding (excluding 20,125,000 shares subject to possible redemption)	-
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,708,333 shares issued and outstanding (1)(2)	671
Additional paid-in capital	-
Accumulated deficit	(21,753,152)
Total Shareholders’ deficit	(21,752,481)
Total Liabilities, Common Stock Subject to Possible Redemption, and Shareholders’ Deficit	$207,967,590

(1) This number included an aggregate of up to 875,000 Class B shares subject to forfeiture if the over-allotment option was not exercised in full by the underwriters. As of November 23, 2021, the over-allotment option was exercised in full and the shares are no longer subject to forfeiture (see Note 4).

(2) In October 2021, the Company effected a share capitalization pursuant to which an additional 958,333 Class B ordinary shares were issued for no consideration, resulting in there being 6,708,333 Class B ordinary shares outstanding (see Note 4).

The accompanying notes are an integral part of this financial statement.

Note 1 — Description of Organization and Business Operations

Organization and General

Crescera Capital Acquisition Corp. (the "Company") is a blank check company incorporated in the Cayman Islands on March 11, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Business Combination"). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of November 23, 2021, the Company had not commenced any operations. All activity for the period from March 11, 2021 (inception) through November 23, 2021 relates to the Company’s formation and the initial public offering (“IPO” or “Initial Public Offering”) described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination (the “Initial Business Combination”), at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering (as defined below). The Company has selected December 31 as its fiscal year end.

On November 23, 2021, the Company consummated its IPO of 20,125,000 units (the “Units”), including the issuance of 2,625,000 Units as a result of the underwriter’s (the “Underwriter”) exercise of its over-allotment option (“Over-allotment Option”) in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $201,250,000, which is described in Note 3.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 10,150,000 Warrants (the “Private Placement Warrants”) to CC Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,150,000, which is described in Note 4.

Transaction costs amounted to $11,744,840, including $7,043,750 in deferred underwriting fees, $4,025,000 in upfront underwriting fees, and other offering costs of $676,090. In addition, cash of $2,100,000 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on November 23, 2021, an amount of $205,275,000 ($10.20 per Unit) comprised of $197,225,000 of the proceeds from the IPO and $8,050,000 of the proceeds from the Private Placement were placed in a U.S.-based trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the Trust Account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the Trust Account, the proceeds from the Initial Public Offering held in the Trust Account will not be released until the earliest of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s memorandum and articles of association provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Class A Ordinary Shares, $0.0001 par value, included in the Units (the “Public Shares”) being sold in the Initial Public Offering that have been properly tendered in connection with a shareholder vote to amend the Company’s memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of such Public Shares if it does not complete the Initial Business Combination within 18 months from the closing of the Initial Public Offering (or within 24 months if the Company extends the period of time to consummate its Initial Business Combination in accordance with the terms described in the prospectus); and (iii) the redemption of 100% of the Class A Ordinary Shares included in the Units being sold in the Initial Public Offering if the Company is unable to complete an Initial

Business Combination within 18 months from the closing of the Initial Public Offering (or within 24 months if the Company extends the period of time to consummate its Initial Business Combination in accordance with the terms described in the prospectus) (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable, or (ii) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks shareholder approval, it will complete its Initial Business Combination only if a majority of the outstanding common stocks voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its common stock to no longer qualify for exemption from the Securities and Exchange Commission’s (the “SEC”) “penny stock” rules. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such Class A Ordinary Shares were recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

Pursuant to the Company’s memorandum and articles of association if the Company is unable to complete the Initial Business Combination within 18 months from the closing of the Initial Public Offering (or within 24 months if the Company extends the period of time to consummate its Initial Business Combination in accordance with the terms described in the prospectus), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned and not previously released to pay the Company’s franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholder’s rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company’s independent director nominees will not be entitled to rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below) held by them if the Company fails to complete the Initial Business Combination within 18 months of the closing of the Initial Public Offering (or within 24 months if the Company extends the period of time to consummate its Initial Business Combination in accordance with the terms described in the prospectus). However, if the Sponsor or any of the Company’s directors, officers or affiliates acquire Class A Ordinary Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the common stock. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its shareholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

Liquidity and Capital Resources

As of November 23, 2021, the Company had $2,100,000 of cash and cash equivalents. Further, the Company’s liquidity needs are satisfied through using proceeds from the Initial Public Offering and the Private Placement Warrants (as described in Notes 3 and 4) that is not held in Trust Account to pay for existing accounts payable, identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the Initial Business Combination.

If the Company’s estimates of the costs of identifying a target business, undertaking in-depth due diligence, and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to an Initial Business Combination. Moreover, the Company may need to obtain additional financing either to complete an Initial Business Combination or because it becomes obligated to redeem a significant number of its public shares upon completion of an Initial Business Combination, in which case the Company may issue additional securities or incur debt in connection with such Initial Business Combination.

Prior to the Initial Public Offering, multiple factors contributed to substantial doubt regarding the Company’s ability to continue as a going concern. However, the Company addressed this uncertainty through the completion of their Initial Public Offering.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $2,100,000 of cash and cash equivalents as of November 23, 2021.

Cash Held in Trust Account

As of November 23, 2021, the Company had a total of $205,275,000 in the Trust Account held in money market funds.

Class A Ordinary Shares Subject to Possible Redemption

All of the Class A Ordinary Share sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated certificate of incorporation. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. Therefore, all Class A Ordinary Shares have been classified outside of permanent equity.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital and accumulated deficit.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Depository Insurance Coverage of $250,000. As of November 23, 2021, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet primarily due to its short-term nature.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

Level 1- Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2- Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets of liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3- Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Use of Estimates

The preparation of this financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs consist of legal, accounting, and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering and were charged to shareholders’ deficit upon the completion of the

Initial Public Offering. Upon the completion of the Initial Public Offering, the offering costs were allocated using the relative fair values of the Company’s Class A ordinary shares and its Public Warrants and Private Placement Warrants. The costs allocated to warrants were recognized in other expenses and those related to the Company’s Class A Ordinary Shares were charged against the carrying value of Class A Ordinary Shares. The Company complies with the requirements of ASC 340-10-S99-1.

The Company incurred offering costs amounting to $11,744,840 as a result of the Initial Public Offering (consisting of $4,025,000 of underwriting fees, $7,043,750 of deferred underwriting fees and $676,090 of other offering costs). Of the $11,744,840 in offering costs, $11,246,226 were charged to shareholders' equity, and $498,614 were expensed immediately.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets were deemed immaterial as of November 23, 2021.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of November 23, 2021. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of November 23, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company's tax provision was zero as of November 23, 2021.

Recent Accounting Standards

The Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statement.

In August the FASB issued a new standard (ASU 2020-06) to reduce the complexity of accounting for convertible debt and other equity-linked instruments. For certain convertible debt instruments with a cash conversion feature, the changes are a trade-off between simplifications in the accounting model (no separation of an “equity” component to impute a market interest rate, and simpler analysis of embedded equity features) and a potentially adverse impact to diluted EPS by requiring the use of the if-converted method. The new standard will also impact other financial instruments commonly issued by both public and private companies. For example, the separation model for beneficial conversion features is eliminated simplifying the analysis for issuers of convertible debt and convertible preferred stock. Also, certain specific requirements to achieve equity classification and/ or qualify for the derivative scope exception for contracts indexed to an entity’s own equity are removed, enabling more freestanding instruments and embedded features to avoid mark-to-market accounting. The amendments are effective for smaller reporting companies for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The standard can either be adopted on a modified retrospective or a full retrospective basis. The Company adopted ASU No. 2020-06 upon its incorporation. The impact to the Company’s balance sheet, statement of operations and cash flows was not material.

Note 3 — Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 20,125,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A Ordinary Share and one-half of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per share.

Note 4 — Related Party Transactions

Founder Shares

In March 2021, one of the Company’s officers paid $25,000, to cover certain of the Company’s offering costs, in exchange for an aggregate of 5,750,000 Class B ordinary shares (the “Class B Ordinary Shares” or “Founder Shares”), which were temporarily issued to such officer. On April 7, 2021, the Founder Shares were transferred to the Company’s Sponsor.

In October 2021, the Company effected a share capitalization pursuant to which an additional 958,333 Founder Shares were issued for no consideration, using the existing share premium account, resulting in an aggregate of 6,708,333 of Founder Shares outstanding. Prior to the Initial Public Offering, the Sponsor also transferred 25,000 of the Founder Shares to each of the Company’s three independent directors.

The Founder Shares include an aggregate of up to 875,000 shares that were subject to forfeiture by the Sponsor. The Underwriter’s Over-allotment Opinion was exercised and these shares are no longer subject to forfeiture. Prior to the initial investment in the Company of $25,000 by the Company’s Sponsor, the Company had no assets, tangible or intangible. The per share purchase price of the Founder Shares was determined by dividing the amount of cash contributed to the Company by the aggregate number of Founder Shares issued.

The Company will have only 18 months from the closing of this offering to complete its Initial Business Combination (or within 24 months if the Company extends the period of time to consummate its Initial Business Combination in accordance with the terms described in the prospectus). If the Company has not completed its Initial Business Combination within such period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to its warrants, which will expire worthless if the Company fails to complete its Initial Business Combination within the allotted time period.

Prior to the IPO, three independent directors purchased 25,000 Founder Shares each from the Sponsor, at their original purchase price (approximately $0.004 per share) for a total of $280. If the Director is removed from office as director, or voluntarily resigns his position with the Company before a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company, all of the Director's Class B Ordinary Shares shall be returned to the Sponsor.

The fair value of the Founder Shares at the grant dates was determined using an internal model using the issuance price of the Units in the IPO as a proxy adjusting for the value for the warrants included in the Units, for the probability the Company will consummate an Initial Business Combination and for holding costs and no rights of redemption. Valuation of the 75,000 Founder Shares granted to the directors is estimated to be $342,201 or $4.56 per share. The Company will record the fair value of the transferred shares in excess of the amount paid $341,921 as director compensation expense upon consummation of an Initial Business Combination, in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 718 “Compensation-Stock Compensation”.

The holders of the Founder Shares agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (i) 180 days after the completion of the Initial Business Combination or (ii) subsequent to the Initial Business Combination, the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their shares of common stock for cash, securities or other property.

The Founder Shares will automatically convert into Class A Ordinary Shares on the first business day following the completion of the Initial Business Combination, at a ratio such that the number of Class A Ordinary Shares issuable upon conversion of all Founder Shares will equal, in the aggregate on an as-converted basis, 15% of the sum of (i) the total number of all Class A Ordinary Shares issued and outstanding upon completion of this offering (including any over-allotment shares if the Underwriter exercises its Over-allotment Option), plus (ii) the total number of Class A Ordinary Shares issued or deemed issued or issuable upon conversion of the Founder Shares plus (iii) the total number of Class A Ordinary Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities (as defined herein) or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Initial Business Combination, excluding (x) any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, deemed issued, or to be issued, to any seller in the Initial Business Combination, and (y) any Private Placement Warrants issued to the Sponsor, its affiliates or any member of the Company’s management team upon conversion of working capital loans. Prior to the Initial Business Combination, only holders of Class B Ordinary Shares will be entitled to vote on the appointment of directors.

Private Placement Warrants

The Sponsor agreed to purchase an aggregate of 10,150,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, or approximately $10,150,000 in a private placement. Each Private Placement Warrant is exercisable for one Class A Ordinary Share at a price of $11.50 per ordinary share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from the Initial Public Offering to be held in the Trust Account. The Private Placement Warrants are non-redeemable (except as described below in Note 7 under “Warrant Liabilities – Redemption of Warrants when the price per share of Class A Ordinary Shares equals or exceeds $10.00”) so long as they are held by the initial purchasers or their permitted transferees. The purchasers of the Private Placement Warrants have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants (except to permitted transferees) until 30 days after the completion of the Initial Business Combination.

Related Party Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to $2,100,000 of such Working Capital Loans may be convertible into Warrants of the post Business Combination entity at a price of $1.00 per Warrant. The Warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such

Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. To date, the Company had no borrowings under the Working Capital Loans.

Related Party Promissory Note

The Sponsor has agreed to loan the Company up to $250,000 to be used for a portion of the expenses of this offering. As of November 23, 2021, the Company has borrowed $184,879 under a promissory note with the Sponsor. The promissory note is due the earlier of December 31, 2022 or the closing of the Initial Business Combination.

Note 5 – Commitments and Contingencies

Registration Rights

The holders of Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of Working Capital Loans, if any (and any Class A Ordinary Shares issuable upon the exercise of the Private Placement Warrants or Warrants issued upon conversion of the Working Capital Loans), are entitled to registration rights pursuant to a registration rights agreement. These holders will be entitled to certain demand and “piggy-back” registration rights. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Underwriter received an underwriting discount of $0.20 per Unit, or $4,025,000 in the aggregate at the close of the Initial Public Offering. An additional fee of $0.35 per Unit, or $7,043,750 in the aggregate is payable to the Underwriter for deferred underwriting commissions. The deferred fee will become payable to the Underwriter from the amounts held in the Trust Account, subject to the terms of the Underwriting Agreement upon the consummation of the Initial Business Combination. The Underwriter exercised its Over-allotment Option concurrently with the close of the Initial Public Offering.

Note 6 — Shareholders’ Deficit

Class A Ordinary Shares – The Company is authorized to issue 500,000,000 Class A Ordinary Shares with a par value of $0.0001 per share. As of November 23, 2021, there were no Class A Ordinary Shares issued or outstanding.

Class B Ordinary Shares – The Company is authorized to issue 50,000,000 Class B Ordinary Shares with a par value of $0.0001 per share. As of November 23, 2021, 6,708,333 Class B Ordinary Shares were issued and outstanding.

Holders of the Class A Ordinary Shares and holders of the Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B Ordinary Shares shall have the right to vote on the election of the Company’s directors prior to the Initial Business Combination.

Preferred Shares – The Company is authorized to issue 5,000,000 preferred shares, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of November 23, 2021, there were no preferred shares issued or outstanding.

Note 7 — Warrant Liabilities

The Company accounted for the 20,212,500 Warrants issued in connection with the Initial Public Offering (the 10,062,500 of Public Warrants and the 10,150,000 of Private Placement Warrants) in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the Public Warrants and the Private Placement Warrants (“the Warrants”) do not meet the criteria for equity treatment thereunder, each Warrant much be recorded as a liability. Accordingly, the Company classifies each Warrant as a liability at its fair value. This liability is subject to re-measurement at each balance sheet date. With each such re-measurement, the Warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations.

Each whole Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as described herein. Only whole Warrants are exercisable. The Warrants will become exercisable 30 days after the completion of the Initial Business Combination and will expire five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade.

The exercise price of each Warrant is $11.50 per share, subject to adjustment as described herein. In addition, if the Company issues additional Class A Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of the Initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A Ordinary Share (with such issue price or effective issue price to be determined in good faith by the Company’s board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the Newly Issued Price.

Redemption of Warrants when the price per Class A Ordinary Share equals or exceeds $18.00: Once the Warrants become exercisable, the Company may redeem the outstanding Warrants (except as described herein with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•	if, and only if the last reported sale price of Class A Ordinary Shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders (the "Reference Value") equals or exceeds $18.00 per share (as adjusted).

Redemption of Warrants when the price per share of Class A Ordinary Shares equals or exceeds $10.00: Once the Warrants become exercisable, the Company may redeem the outstanding Warrants:

•	in whole and not in part;

•	at a price of $0.10 per Warrant upon a minimum of 30 days’ prior written notice of redemption, provided that holders will be able to exercise their Warrants on a cashless basis after receiving notice of redemption but prior to redemption and receive that number of Class A Ordinary Shares to be determined by reference to an agreed table based on the redemption date and the “fair market value” of Class A Ordinary Shares;

•	if, and only if the Reference Value equals or exceeds $10.00 per share (as adjusted); and

•	if, and only if the Reference Value is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants. The “fair market value” of Class A Ordinary Shares shall mean the volume-weighted average price of Class A Ordinary Shares for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of Warrants. In no event will the Warrants be exercisable in connection with this redemption feature for more than 0.361 Class A Ordinary Shares per Warrant (subject to adjustment).

The Private Placement Warrants are identical to the Public Warrants, except that, (i) they will not be redeemable by the Company, (ii) they (including the Class A Ordinary Shares issuable upon exercise of these Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Initial Business Combination, (iii) they may be exercised by the holders on a cashless basis and (iv) are subject to registration rights.

The Company will not redeem the Warrants as described above unless an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the Warrants is effective and a current prospectus relating to those Class A Ordinary Shares is available throughout the 30-day redemption period. Any such exercise would not be on a cashless basis and would require the exercising Warrant holder to pay the exercise price for each Warrant being exercised.

In no event will the Company be required to net cash settle any Warrant. If the Company is unable to complete a Business Combination within the Combination Period or during any Extension Period and the Company liquidates the funds held in the Trust Account, holders of Warrants will not receive any of such funds with respect to their Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such Warrants. Accordingly, the Warrants may expire worthless.

Note 8 — Fair Value Measurement

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of November 23, 2021 including the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value.

The following table presents the fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of November 23, 2021.

	Level 1	Level 2	Level 3	Total

Assets:
Cash held in Trust Account	$205,275,000	$-	$-	$205,275,000
Total assets	$205,275,000	$-	$-	$205,275,000

Liabilities:
Public Warrants	$-	$-	$8,009,750	$8,009,750
Private Placement Warrants	-	-	8,120,000	8,120,000
Total liabilities	$-	$-	$16,129,750	$16,129,750

The Public Warrants and Private Placement Warrants are accounted for as liabilities pursuant to ASC 815-40 and are measured at fair value as of each reporting date. Changes in the fair value of the Warrants are recorded in the statement of operations each period.

The Warrants were valued using a Monte Carlo simulation, which is considered to be a Level 3 fair value measurement. Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs. There were no transfers in or out of Level 3 from other levels in the fair value hierarchy for the period from March 11, 2021 (inception) through November 23, 2021.

As of November 23, 2021, the Public Warrants had not surpassed the 52-day threshold waiting period to be publicly traded in accordance with the Prospectus filed November 23, 2021. Once publicly traded, the observable input qualifies the liability for treatment as a Level 1 liability.

The following table presents a summary of the changes in the fair value of Derivative Warrant Liabilities:

	Public Warrant Liability	Private Placement Warrant Liability	Total
Fair value as of March 11, 2021 (inception)	$-	$-	$-
Initial measurement on November 23, 2021	8,009,750	8,120,000	16,129,750
Fair value as of November 23, 2021	$8,009,750	$8,120,000	$16,129,750

The following table provides quantitative information regarding Level 3 fair value measurements inputs at their measurement date:

November 23, 2021
Exercise Price	$11.50
Underlying stock price	$9.602
Volatility	13.9%
Term to Business Combination (years)	6.35
Risk-free rate	1.50%

Note 9 — Subsequent Events

Management has evaluated the impact of subsequent events through the date the financial statement was issued. Based upon this review, the Company did not identify any additional subsequent events that would have required adjustment or disclosure in the financial statement.